UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 11, 2016

CANCER GENETICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Route 17 North 2nd Floor, Rutherford, New Jersey	07070
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code   (201) 528-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The description of the amendment to the 2011 Plan set forth under Proposal No. 3 in Item 5.07 below is hereby incorporated by reference into this Item 5.02(e).

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On October 11, 2016, Cancer Genetics, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). The shareholders of the Company voted on the following three proposals, each of which is described in detail in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 12, 2016 (the “Proxy Statement”). The results of each matter voted upon are as follows:
Proposal No. 1: Election of Directors. The following individuals were elected to the Company’s Board of Directors (the “Board”). All directors of the Company hold office until the next annual meeting or until their respective successors are duly elected and qualified or their earlier resignation or removal:

Name	For	Withheld	Broker Non-Votes
Panna L. Sharma (President and Chief Executive Officer)	5,120,324	1,298,344	6,363,546
John Pappajohn (Chairman of the Board)	5,875,381	543,287	6,363,546
Raju S.K. Chaganti, Ph.D.	5,499,239	919,429	6,363,546
Edmund Cannon	6,043,053	375,615	6,363,546
Franklyn G. Prendergast, M.D., Ph.D.	5,993,894	484,774	6,363,546
Michael J. Welsh, M.D.	5,992,270	426,398	6,363,546
Geoffrey Harris	6,308,610	110,058	6,363,546
Howard McLoed	5,883,269	585,399	6,363,546
Proposal No. 2: Appointment of the Independent Registered Public Accounting Firm. The shareholders ratified the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2016.

For	Against	Abstain	Broker Non-Votes
12,365,132	372,144	44,938	0
Proposal No. 3: Approval of the Amendment of the Company’s 2011 Equity Incentive Plan.
The Company’s shareholders approved an amendment to increase the shares reserved for issuance under the Company’s 2011 Equity Incentive Plan by 500,000 shares. The amendment previously had been approved by the Board, subject to approval by the Company’s shareholders.

For	Against	Abstain	Broker Non-Votes
6,030,595	371,247	16,826	6,363,546

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit No.	Description

	10.1	Amendment, dated as of October 11, 2016, to Amended and Restated Cancer Genetics, Inc. 2011 Equity Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

By:	/s/ Edward J. Sitar
	Name:	Edward J. Sitar
	Title:	Chief Financial Officer
Date: October 12, 2016